Closed Block	12 Months Ended
Dec. 31, 2016
Insurance [Abstract]
Closed Block
9. Closed Block

We pay guaranteed benefits under all policies included in the Closed Blocks. In the event the Closed Blocks' assets are insufficient to meet the benefits of the Closed Blocks' guaranteed benefits, we would use general assets to meet the contractual benefits of the Closed Blocks' policyholders. We ceded the ILICO Closed Block of policies to Global Atlantic. In addition, Global Atlantic is responsible for managing the dividend scale of the AmerUs Closed Block.

We elected the fair value option for the AmerUs Closed Block. The fair value of liabilities of the AmerUs Closed Block was derived at election as the sum of the fair value of the AmerUs Closed Block assets plus our cost of capital in the AmerUs Closed Block. The cost of capital was then determined to be the present value of the projected future after tax earnings on the required capital of the AmerUs Closed Block, discounted at a rate which represents a market participant's required rate of return. At each reporting period, we record the fair value of the AmerUs Closed Block by adjusting the change in liabilities, exclusive of the cost of capital, to equal the change in assets. We do not record additional policyholder dividend obligations, as there are no future GAAP earnings available to the policyholders.

The excess of the fair value of the liabilities over the fair value of the assets represents our cost of capital in the AmerUs Closed Block. The maximum amount of future earnings from the assets and liabilities of the AmerUs Closed Block is represented by the reduction in the cost of capital in future years based on the operations of the AmerUs Closed Block and recalculation of the cost of capital each reporting period.

Summarized financial information of the AmerUs Closed Block is presented below.

	December 31,
(In millions)	2016	2015
Liabilities
Future policy benefits	$1,607	$1,581
Other policy claims and benefits	25	12
Dividends payable to policyholders	96	94
Other liabilities	23	10
Total liabilities	1,751	1,697
Assets
Trading securities	1,380	1,316
Mortgage loans, net of allowances	44	48
Policy loans	183	181
Total investments	1,607	1,545
Cash and cash equivalents	23	45
Accrued investment income	27	18
Reinsurance recoverable	29	22
Other assets	1	3
Total assets	1,687	1,633
Maximum future earnings to be recognized from AmerUs Closed Block	$64	$64

The following represents the contribution from AmerUs Closed Block.

	Years ended December 31,
(In millions)	2016	2015	2014
Revenues
Premiums	$24	$58	$64
Net investment income	84	86	86
Investment related gains (losses)	42	(124)	110
Total revenues	150	20	260
Benefits and Expenses
Future policy and other policy benefits	107	(24)	212
Dividends to policyholders	40	45	45
Total benefits and expenses	147	21	257
Contribution from (to) AmerUs Closed Block before income taxes	3	(1)	3
Federal income taxes funded by the Closed Block	3	1	6
Contribution to AmerUs Closed Block, net of income taxes	$—	$(2)	$(3)